UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
______________________________________________________________________
Date of Report (Date of earliest event reported): June 11, 2025
______________________________________________________________________
GRANITE RIDGE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41537	88-2227812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5217 McKinney Avenue, Suite 400 Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)
(214) 396-2850
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain          Officers; Compensatory Arrangements of Certain Officers.
On June 11, 2025, Luke Brandenberg stepped down from his role as President and Chief Executive Officer of Granite Ridge Resources, Inc. (the “Company”).
On June 12, 2025, Tyler Farquharson was promoted to President and Chief Executive Officer of the Company, and Kim Weimer was promoted to Interim Chief Financial Officer and Chief Accounting Officer. The Company’s Board of Directors (the “Board”) is working to identify a permanent Chief Financial Officer and has retained a nationally recognized executive search firm to assist in the process.
Mr. Farquharson, age 42, has over 19 years of oil and gas finance experience. Prior to joining the Company as its Chief Financial Officer in July 2022, Mr. Farquharson served as Vice President, Chief Financial Officer and Treasurer of EXCO Resources, Inc. (“EXCO”), an independent oil and natural gas company, from October 2017 to May 2022. Mr. Farquharson began his career in August 2005 serving in various corporate finance, planning, treasury and investor relations roles at EXCO. Mr. Farquharson received a B.S. in Finance from the University of Kansas in 2005.
Ms. Weimer, age 46, has over 20 years of accounting experience, primarily in the energy industry. Prior to joining the Company as its Chief Accounting Officer in January 2024, Ms. Weimer served as the Chief Financial Officer of Titanium Exploration Partners, an oil and gas asset manager, from October 2018 through December 2023, where she oversaw all aspects of the finance and accounting departments. She has served in various executive and senior leadership positions throughout her career, including as Vice President and Chief Financial Officer of Enduro Resource Partners and Director of Investor Relations at Encore Acquisition Company and Encore Energy Partners. Ms. Weimer received a Bachelor of Science degree in Finance and Accounting from Louisiana State University. She is a Certified Public Accountant in the state of Texas.
In connection with his appointment, Mr. Farquharson’s annualized base salary will be $500,000, and he will receive two awards under the Company’s 2022 Omnibus Incentive Plan (the “Plan”). The first Plan award will consist of a target award of 515,464 performance-based restricted stock under the Plan (“PSUs”), pursuant to the form of award agreement that is furnished as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference, which will be eligible to vest, generally subject to his continued employment, upon the satisfaction of certain stock price thresholds during the performance period, which will end on December 31, 2032. The PSU award will be divided into three tranches (171,821 PSUs, 171,821 PSUs, and 171,822 PSUs) that will be eligible to vest upon the Company achieving specific closing stock prices at or above $7.00 per share for a period of 20 consecutive trading days during the performance period. Each earned PSU will be settled in a share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Mr. Farquharson’s second Plan award will consist of a grant of 171,821 shares of restricted stock under the Plan, pursuant to the form of award agreement that is furnished as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference, and that will be eligible to vest in full on June 12, 2030, generally subject to his continued employment until that date.
In connection with her appointment, Ms. Weimer will receive two awards under the Plan. The first Plan award will consist of an award of 128,866 PSUs under the Plan, pursuant to the form of award agreement that is furnished as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference, which will be eligible to vest, generally subject to her continued employment, upon the satisfaction of certain stock price thresholds during the performance period, which will end on December 31, 2032. The PSU award will be divided into three tranches (42,955 PSUs, 42,955 PSUs, and 42,956 PSUs) that will be eligible to vest upon the Company achieving specific closing stock prices at or above $7.00 per share for a period of 20 consecutive trading days during the performance period. Each earned PSU will be settled in a share of the Company’s Common Stock. Ms. Weimer’s second Plan award will consist of an award of 42,955 shares of restricted stock under the Plan, pursuant to the form of award agreement that is furnished as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference, and that will be eligible to vest in full on June 12, 2030, generally subject to her continued employment until that date.
Neither Mr. Farquharson nor Ms. Weimer have any family relationships with any current director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which either Mr. Farquharson or Ms. Weimer has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings with any other person pursuant to which Mr. Farquharson was appointed as the Company’s President and Chief Executive Officer or pursuant to which Ms. Weimer was appointed as the Company’s Interim Chief Financial Officer and Chief Accounting Officer.

Item 7.01    Regulation FD Disclosure.
On June 11, 2025, the Company issued a press release announcing the Chief Executive Officer transition and reaffirming its 2025 operational and financial guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information in this Current Report on Form 8-K is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1*	Form of Performance Stock Unit Award Agreement under the Granite Ridge Resources, Inc. 2022 Omnibus Incentive Plan for Awards on June 12, 2025
10.2*	Form of Restricted Stock Award Agreement under the Granite Ridge Resources, Inc. 2022 Omnibus Incentive Plan for Awards on June 12, 2025
99.1*	Press Release of Granite Ridge Resources, Inc., dated as of June 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE RIDGE RESOURCES, INC.

Date: June 12, 2025	By:	/s/ Tyler Farquharson
		Name:	Tyler Farquharson
		Title:	President and Chief Executive Officer